====================================================================================================================================
                                                SUMMARY OF COMPARABLE IMPROVED SALES
====================================================================================================================================
                                                           BLDG SIZE     UNIT                 YEAR
No.       LOCATION                 DATE   CONSIDERATION      in SF     PRICE/S.F.    STORIES  BUILT         COMMENTS
====================================================================================================================================
 1  2300 Gateway Center           Jan-96    $2,130,000       22,000      $96.82          2    1988  This is the sale of a nearby
    Durham, North Carolina                                                                          office building situated in a
                                                                                                    similar business park setting
                                                                                                    outside the Research Triangle.
------------------------------------------------------------------------------------------------------------------------------------
 2  2500 & 2700 Gateway Center    Jan-96    $5,388,000       93,500      $57.63          2    1988  This is the sale of a nearby
    Durham, North Carolina                                                                          flex building situated in a
                                                                                                    similar business park setting
                                                                                                    outside the Research Triangle.
------------------------------------------------------------------------------------------------------------------------------------
 3  2200 & 2800 Gateway Center    Sep-93    $8,163,500      151,927      $53.73          2    1987  This is the sale of a nearby
    Durham, North Carolina                                                                          flex building situated in a
                                                                                                    similar business park setting
                                                                                                    outside the Research Triangle.
------------------------------------------------------------------------------------------------------------------------------------
 4  2950 Gateway Center           May-93      $750,000       10,164      $73.79          1-2  1988  This is the sale of a nearby
    Durham, North Carolina                                                                          office building situated in a
                                                                                                    similar business park setting
                                                                                                    outside the Research Triangle.
------------------------------------------------------------------------------------------------------------------------------------
 5  Park Forty Plaza              Sep-93    $8,900,000      121,324      $73.36          5    1987  This was the sale of a five
    Durham, North Carolina                                                                          story class A office building
                                                                                                    located two blocks south of the
                                                                                                    subject property.
====================================================================================================================================

                               50000 - WESTPARK 1
                              LEASE ABSTRACT REPORT
                                 FOR ALL TENANTS

                 PRIMARY/                                                ANNUAL
                 SECONDARY  SOUARE  LEASE  LEASE   OPTION     MINIMUM    MINIMUM    OVERAGE   CEILING  BREAKPOINT
     TENANT      CODES       FEET   BEGIN   END    #/MOS     RENT/SF      RENT         %      (000'S)   (000'S)      RECOVERIES
---------------- --------- -------  -----  -----   ------  -----------  ---------   -------   -------  ---------- ------------------
# 1                -        38,867   7/89   7/01     -          16.90   656,852       -          -         -      OPERATING EXPENSE
CATO RESEARCH      -                                       8/97 17.40   676,286
                                                           8/98 17.90   695,719
                                                           8/99 18.40   715,153
                                                           8/00 18.90   734,586

# 2                 1          658   8/94   7/97     -          19.10    12,568       -          -         -      OPERATING EXPENSE
MCI TELECOM        -

# 3                -         1,018   1/97  12/97     -          17.25    17,561       -          -         -      OPERATING EXPENSE
CATO RESEARCH      -

# 4                -         1,657   9/95   8/98     -          17.00    28,169       -          -         -      OPERATING EXPENSE
TRIANGLE SYSTEMS   -                                       9/97 17.50    28,998

# 5                -        14,401  10/91   2/01     -          16.99   244,673       -          -         -      OPERATING EXPENSE
SANDLER & RECHT    -                                      10/97 17.44   251,153
                                                           4/98 17.53   252,450
                                                          11/98 18.30   263,538
                                                          11/00 18.85   271,459
                          -------
                           56,601
                          =======

============================================================================================================
                                      SUMMARY OF COMPARABLE LEASES
============================================================================================================
                                                           TERM      UNIT SIZE      GROSS         FREE RENT/
No.  LOCATION                            DATE              YEARS       in SF       RENT/S.F.      TI ALLOW.
============================================================================================================
1    Sycamore Building            3rd Quarter 1996          5          6,000        $16.75          None
     Durham, North Carolina                                                                        $15.00
------------------------------------------------------------------------------------------------------------
2    Park 40 Plaza                3rd Quarter 1996          5          3,000        $17.75          None
     Durham, North Carolina                                                                        $15.00
------------------------------------------------------------------------------------------------------------
3    University Tower             3rd Quarter 1996          3          3,717        $19.00          None
     Durham, North Carolina                                                                        $5.00
------------------------------------------------------------------------------------------------------------
4    Meridian Business Park       3rd Quarter 1996          5          1,800        $18.50          None
     Durham, North Carolina                                                                        $15.00
------------------------------------------------------------------------------------------------------------
5    BASF Building                3rd Quarter 1996          5         10,000        $18.00          None
     Durham, North Carolina                                                                        $15.00
============================================================================================================

================================================================================
                         HISTORICAL OPERATING STATEMENT
                            WEST PARK BUSINESS CENTER
--------------------------------------------------------------------------------
                                                           BAP-Budget  C&W-YR1
--------------------------------------------------------------------------------
OPERATING HISTORY             1994      1995       1996       1997    Projection
--------------------------------------------------------------------------------
REVENUES
Base Rents                  $814,596  $858,629  $848,345   $964,442
Operating Escalation        $ 17,126  $  1,534  $(13,561)  $ 16,116
Other                       $     68  $  2,424  $     --   $     --
                            --------  --------  --------   --------
TOTAL REVENUES              $831,790  $862,587  $834,784   $980,558

EXPENSES
Real Estate Taxes             63,541    56,478    56,686     56,688    49,636
Insurance                         --        --        --         --        --
Legal & Professional Fees        241     6,094    46,734         --    10,000
Cleaning                      39,757    38,037    34,699     48,100    40,000
Maintenance Materials         14,064    20,686    10,652     12,549    20,000
Utilities                    120,916    97,119    94,776     96,700   100,000
Management                    25,816    28,054    27,526     29,058    30,000
Outside Contracts             95,855    92,097   106,149     97,566   110,000
Other Administrative           9,332    11,805    18,373     22,160    12,000
TOTAL EXPENSES              $369,522  $350,370  $395,595   $362,821  $371,636

NET OPERATING INCOME        $462,268  $512,217  $439,189   $617,737
================================================================================